Exhibit 99.2
HUNTINGTON BANCSHARES INCORPORATED
Quarterly Financial Supplement
December 31, 2022

Notes:
The preparation of financial statement data in conformity with accounting principles generally accepted in the United States (GAAP) requires management to make estimates and assumptions that affect amounts reported. Actual results could differ from those estimates. Certain prior period amounts have been reclassified to conform to the current period’s presentation.
Fully-Taxable Equivalent Basis
Interest income, yields, and ratios on a FTE basis are considered non-GAAP financial measures.  Management believes net interest income on a FTE basis provides a more accurate picture of the interest margin for comparison purposes.  The FTE basis also allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources.  The FTE basis assumes a federal statutory tax rate of 21%.
Non-Regulatory Capital Ratios
In addition to capital ratios defined by banking regulators, the Company considers various other measures when evaluating capital utilization and adequacy, including:
•Tangible common equity to tangible assets, and
•Tangible common equity to risk-weighted assets using Basel III definition.
These non-regulatory capital ratios are viewed by management as useful additional methods of reflecting the level of capital available to withstand unexpected market conditions. Additionally, presentation of these ratios allows readers to compare the Company’s capitalization to other financial services companies. These ratios differ from capital ratios defined by banking regulators principally in that the numerator excludes preferred securities, the nature and extent of which varies among different financial services companies. These ratios are not defined in GAAP or federal banking regulations. As a result, these non-regulatory capital ratios disclosed by the Company may be considered non-GAAP financial measures.
Because there are no standardized definitions for these non-regulatory capital ratios, the Company’s calculation methods may differ from those used by other financial services companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider the consolidated financial statements and other financial information contained in the related press release in their entirety, and not to rely on any single financial measure.

Huntington Bancshares Incorporated
Quarterly Key Statistics
(Unaudited)

	Three Months Ended
(dollar amounts in millions, except per share data)	December 31,	September 30,	December 31,	Percent Changes vs.
	2022	2022	2021	3Q22	4Q21
Net interest income (2)	$1,471	$1,412	$1,138	4%	29%
FTE adjustment	(9)	(8)	(6)	(13)	(50)
Net interest income	1,462	1,404	1,132	4	29
Provision for credit losses	91	106	(64)	(14)	242
Noninterest income	499	498	515	—	(3)
Noninterest expense	1,077	1,053	1,221	2	(12)
Income before income taxes	793	743	490	7	62
Provision for income taxes	144	146	88	(1)	64
Income after income taxes	649	597	402	9	61
Income attributable to non-controlling interest	4	3	1	33	300
Net income attributable to Huntington Bancshares Inc	645	594	401	9	61
Dividends on preferred shares	28	29	28	(3)	—
Impact of preferred stock redemption	—	—	(4)	—	100
Net income applicable to common shares	$617	$565	$377	9%	64

Net income per common share - diluted	$0.42	$0.39	$0.26	8%	62%
Cash dividends declared per common share	0.155	0.155	0.155	—	—
Tangible book value per common share at end of period	6.82	6.40	8.06	7	(15)
Number of common shares repurchased	—	—	10	—	(100)
Average common shares - basic	1,443	1,443	1,444	—	—
Average common shares - diluted	1,468	1,465	1,471	—	—
Ending common shares outstanding	1,443	1,443	1,438	—	—
Return on average assets	1.41%	1.31%	0.92%
Return on average common shareholders’ equity	16.0	13.9	8.7
Return on average tangible common shareholders’ equity (1)	26.0	21.9	13.2
Net interest margin (2)	3.52	3.42	2.85
Efficiency ratio (3)	54.0	54.4	73.0
Effective tax rate	18.2	19.7	18.0
Average total assets	$181,292	$179,557	$173,672	1	4
Average earning assets	165,545	164,024	158,692	1	4
Average loans and leases	118,907	116,964	109,488	2	9
Average loans and leases - linked quarter annualized growth rate	6.6%	10.6%	(0.7)%
Average total deposits	$145,672	$146,008	$142,303	—	2
Average core deposits (4)	140,696	141,691	138,008	(1)	2
Average shareholders’ equity	17,458	18,317	19,375	(5)	(10)
Average common total shareholders' equity	15,292	16,150	17,193	(5)	(11)
Average tangible common shareholders' equity	9,563	10,413	11,675	(8)	(18)
Total assets at end of period	182,906	179,402	174,064	2	5
Total shareholders’ equity at end of period	17,731	17,136	19,297	3	(8)

NCOs as a % of average loans and leases	0.17%	0.15%	0.12%
NAL ratio	0.48	0.51	0.64
NPA ratio (5)	0.50	0.53	0.67
Allowance for loan and lease losses (ALLL) as a % of total loans and leases at the end of period	1.77	1.79	1.82
Allowance for credit losses (ACL) as a % of total loans and leases at the end of period	1.90	1.89	1.89
Common equity tier 1 risk-based capital ratio (6)	9.44	9.27	9.33
Tangible common equity / tangible asset ratio (7)	5.55	5.32	6.88
See Notes to the Quarterly Key Statistics.

Huntington Bancshares Incorporated
Annual Key Statistics
(Unaudited)

	Year Ended December 31,		Change
(dollar amounts in millions, except per share data)	2022	2021	Amount	Percent
Net interest income (2)	$5,304	$4,127	$1,177	29%
FTE adjustment	(31)	(25)	(6)	(24)
Net interest income	5,273	4,102	1,171	29
Provision for credit losses	289	25	264	NM
Noninterest income	1,981	1,889	92	5
Noninterest expense	4,201	4,375	(174)	(4)
Income before income taxes	2,764	1,591	1,173	74
Provision for income taxes	515	294	221	75
Income after income taxes	2,249	1,297	952	73
Income attributable to non-controlling interest	11	2	9	NM
Net income attributable to Huntington Bancshares Inc	2,238	1,295	943	73
Dividends on preferred shares	113	131	(18)	(14)
Impact of preferred stock redemption	—	11	(11)	(100)
Net income applicable to common shares	$2,125	$1,153	$972	84%

Net income per common share - diluted	$1.45	$0.90	$0.55	61%
Cash dividends declared per common share	0.62	0.605	0.015	2

Average common shares - basic	1,441	1,262	179	14
Average common shares - diluted	1,465	1,287	178	14

Return on average assets	1.25%	0.85%
Return on average common shareholders’ equity	13.2	7.9
Return on average tangible common shareholders’ equity (1)	20.7	11.3
Net interest margin (2)	3.25	2.95
Efficiency ratio (3)	56.9	72.0
Effective tax rate	18.6	18.5

Average total assets	$178,768	$152,281	$26,487	17%
Average earning assets	163,313	140,006	23,307	17
Average loans and leases	115,266	96,818	18,448	19
Average total deposits	144,912	124,310	20,602	17
Average core deposits (4)	140,841	120,432	20,409	17
Average shareholders’ equity	18,263	16,997	1,266	7
Average common total shareholders' equity	16,096	14,569	1,527	10
Average tangible common shareholders' equity	10,454	10,509	(55)	(1)

NCOs as a % of average loans and leases	0.11%	0.22%
NAL ratio	0.48	0.64
NPA ratio (5)	0.50	0.67
NM - Not Meaningful
See Notes to the Year to Date and Quarterly Key Statistics.

Key Statistics Footnotes
(1)Net income applicable to common shares excluding expense for amortization of intangibles for the period divided by average tangible common shareholders’ equity. Average tangible common shareholders’ equity equals average total common shareholders’ equity less average intangible assets and goodwill. Expense for amortization of intangibles and average intangible assets are net of deferred tax liability, and calculated assuming a 21% tax rate.
(2)On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.
(3)Noninterest expense less amortization of intangibles divided by the sum of FTE net interest income and noninterest income excluding securities gains (losses).
(4)Includes noninterest-bearing and interest-bearing demand deposits, money market deposits, savings and other domestic deposits, and core certificates of deposit.
(5)NPAs include other nonperforming assets, which includes certain impaired securities and/or nonaccrual loans held for sale, and other real estate owned.
(6)December 31, 2022, figures are estimated.
(7)Tangible common equity (total common equity less goodwill and other intangible assets) divided by tangible assets (total assets less goodwill and other intangible assets). Other intangible assets are net of deferred tax liability, calculated at a 21% tax rate.

Huntington Bancshares Incorporated
Consolidated Balance Sheets

	December 31,	December 31,
(dollar amounts in millions)	2022	2021	Percent Changes
	(Unaudited)
Assets
Cash and due from banks	$1,796	$1,811	(1)%
Interest-bearing deposits at Federal Reserve Bank	4,908	3,711	32
Interest-bearing deposits in banks	214	392	(45)
Trading account securities	19	46	(59)
Available-for-sale securities	23,423	28,460	(18)
Held-to-maturity securities	17,052	12,447	37
Other securities	854	648	32
Loans held for sale	529	1,676	(68)
Loans and leases (1)	119,523	111,267	7
Allowance for loan and lease losses	(2,121)	(2,030)	(4)
Net loans and leases	117,402	109,237	7
Bank owned life insurance	2,753	2,765	—
Accrued income and other receivables	1,573	1,319	19
Premises and equipment	1,156	1,164	(1)
Goodwill	5,571	5,349	4
Servicing rights and other intangible assets	712	611	17
Other assets	4,944	4,428	12
Total assets	$182,906	$174,064	5%

Liabilities and shareholders’ equity
Liabilities
Deposits (2)	$147,914	$143,263	3%
Short-term borrowings	2,027	334	507
Long-term debt	9,686	7,108	36
Other liabilities	5,510	4,041	36
Total liabilities	165,137	154,746	7

Shareholders' equity
Preferred stock	2,167	2,167	—
Common stock	14	14	—
Capital surplus	15,309	15,222	1
Less treasury shares, at cost	(80)	(79)	(1)
Accumulated other comprehensive income (loss)	(3,098)	(229)	(1,253)
Retained earnings	3,419	2,202	55
Total Huntington Bancshares Inc shareholders’ equity	17,731	19,297	(8)
Non-controlling interest	38	21	81
Total equity	17,769	19,318	(8)
Total liabilities and shareholders’ equity	$182,906	$174,064	5%

Common shares authorized (par value of $0.01)	2,250,000,000	2,250,000,000
Common shares outstanding	1,443,068,036	1,437,742,172
Treasury shares outstanding	6,322,052	6,298,288
Preferred stock, authorized shares	6,617,808	6,617,808
Preferred shares outstanding	557,500	557,500

(1)See page 5 for detail of loans and leases.
(2)See page 6 for detail of deposits.

Huntington Bancshares Incorporated
Loans and Leases Composition
(Unaudited)

	December 31,		September 30,		June 30,		March 31,		December 31,
(dollar amounts in millions)	2022		2022		2022		2022		2021
Ending Balances by Type:
Total loans and leases
Commercial:
Commercial and industrial	$45,127	38%	$44,144	38%	$43,440	38%	$42,236	37%	$41,688	37%
Commercial real estate:
Commercial	15,132	13	14,717	12	14,173	12	13,381	12	13,090	12
Construction	1,502	1	1,739	2	1,522	1	2,010	2	1,871	2
Commercial real estate	16,634	14	16,456	14	15,695	13	15,391	14	14,961	14
Lease financing	5,252	4	5,093	4	5,043	4	4,978	4	5,000	4
Total commercial	67,013	56	65,693	56	64,178	55	62,605	55	61,649	55
Consumer:
Residential mortgage	22,226	19	21,816	18	21,220	18	19,942	18	19,256	17
Automobile	13,154	11	13,430	11	13,622	12	13,480	12	13,434	12
Home equity	10,375	9	10,440	9	10,426	9	10,343	9	10,550	9
RV and marine	5,376	4	5,436	5	5,453	5	5,191	5	5,058	5
Other consumer	1,379	1	1,332	1	1,322	1	1,256	1	1,320	2
Total consumer	52,510	44	52,454	44	52,043	45	50,212	45	49,618	45
Total loans and leases	$119,523	100%	$118,147	100%	$116,221	100%	$112,817	100%	$111,267	100%

	December 31,		September 30,		June 30,		March 31,		December 31,
(dollar amounts in millions)	2022		2022		2022		2022		2021
Ending Balances by Business Segment:
Commercial Banking	$55,497	47%	$54,515	47%	$52,845	45%	$51,132	45%	$49,372	44%
Consumer and Business Banking	32,386	27	32,115	27	32,144	28	31,756	29	32,715	30
Vehicle Finance	21,741	18	21,707	18	21,848	19	21,344	19	20,968	19
RBHPCG (Regional Banking and The Huntington Private Client Group)	9,760	8	9,586	8	9,181	8	8,435	7	8,012	7
Treasury / Other	139	—	224	—	203	—	150	—	200	—
Total loans and leases	$119,523	100%	$118,147	100%	$116,221	100%	$112,817	100%	$111,267	100%

Average Balances by Business Segment:
Commercial Banking	$54,979	47%	$53,255	46%	$51,280	45%	$49,515	45%	$47,281	43%
Consumer and Business Banking	32,259	27	32,116	27	31,926	28	32,134	29	33,434	31
Vehicle Finance	21,721	18	21,748	19	21,601	19	21,155	19	20,598	19
RBHPCG	9,666	8	9,416	8	8,786	8	8,178	7	7,842	7
Treasury / Other	282	—	429	—	356	—	160	—	333	—
Total loans and leases	$118,907	100%	$116,964	100%	$113,949	100%	$111,142	100%	$109,488	100%

Huntington Bancshares Incorporated
Deposits Composition
(Unaudited)

	December 31,		September 30,		June 30,		March 31,		December 31,
(dollar amounts in millions)	2022		2022		2022		2022		2021
Ending Balances by Type:
Demand deposits - noninterest-bearing	$38,242	26%	$40,762	28%	$42,131	29%	$43,824	29%	$43,236	30%
Demand deposits - interest-bearing	43,136	29	43,673	30	41,433	28	42,099	29	39,837	28
Money market deposits	36,082	24	33,811	23	34,257	24	33,444	23	32,522	23
Savings and other domestic deposits	20,357	14	21,274	15	21,583	15	21,716	15	21,088	15
Core certificates of deposit (1)	4,324	3	2,115	1	2,103	1	2,358	2	2,740	2
Total core deposits	142,141	96	141,635	97	141,507	97	143,441	98	139,423	98
Other domestic deposits of $250,000 or more	220	—	186	—	221	—	274	—	359	—
Negotiable CDS, brokered and other deposits	5,553	4	4,492	3	3,707	3	3,250	2	3,481	2
Total deposits	$147,914	100%	$146,313	100%	$145,435	100%	$146,965	100%	$143,263	100%
Total core deposits:
Commercial	$64,107	45%	$65,151	46%	$63,629	45%	$64,013	45%	$61,521	44%
Consumer	78,034	55	76,484	54	77,878	55	79,428	55	77,902	56
Total core deposits	$142,141	100%	$141,635	100%	$141,507	100%	$143,441	100%	$139,423	100%

	December 31,		September 30,		June 30,		March 31,		December 31,
(dollar amounts in millions)	2022		2022		2022		2022		2021
Ending Balances by Business Segment:
Commercial Banking	$37,509	25%	$37,194	25%	$34,670	24%	$35,034	24%	$31,845	22%
Consumer and Business Banking	93,676	64	93,854	65	95,693	66	96,907	65	95,352	67
Vehicle Finance	1,136	1	1,173	1	1,291	1	1,323	1	1,401	1
RBHPCG	9,550	6	8,982	6	9,226	6	9,672	7	10,162	7
Treasury / Other (2)	6,043	4	5,110	3	4,555	3	4,029	3	4,503	3
Total deposits	$147,914	100%	$146,313	100%	$145,435	100%	$146,965	100%	$143,263	100%

Average Balances by Business Segment:
Commercial Banking	$37,006	25%	$36,636	25%	$35,156	24%	$33,355	23%	$31,950	22%
Consumer and Business Banking	92,654	64	93,924	65	95,263	65	94,464	66	94,593	67
Vehicle Finance	1,171	1	1,252	1	1,257	1	1,289	1	1,501	1
RBHPCG	9,249	6	9,242	6	9,493	7	9,520	7	9,505	7
Treasury / Other (2)	5,592	4	4,954	3	3,839	3	4,289	3	4,754	3
Total deposits	$145,672	100%	$146,008	100%	$145,008	100%	$142,917	100%	$142,303	100%
(1)Includes consumer certificates of deposit of $250,000 or more.
(2)Comprised primarily of national market deposits.

Huntington Bancshares Incorporated
Consolidated Quarterly Average Balance Sheets
(Unaudited)

	Quarterly Average Balances (1)
	December 31,	September 30,	June 30,	March 31,	December 31,	Percent Changes vs.
(dollar amounts in millions)	2022	2022	2022	2022	2021	3Q22	4Q21
Assets
Interest-bearing deposits at Federal Reserve Bank	$4,615	$3,204	$3,532	$7,195	$7,227	44%	(36)%
Interest-bearing deposits in banks	305	260	161	174	521	17	(41)
Securities:
Trading account securities	29	24	30	46	51	21	(43)
Available-for-sale securities:
Taxable	20,467	21,677	21,672	24,205	23,895	(6)	(14)
Tax-exempt	2,706	2,917	2,859	2,886	3,057	(7)	(11)
Total available-for-sale securities	23,173	24,594	24,531	27,091	26,952	(6)	(14)
Held-to-maturity securities - taxable	17,022	17,188	17,234	14,556	12,421	(1)	37
Other securities	857	804	755	967	651	7	32
Total securities	41,081	42,610	42,550	42,660	40,075	(4)	3
Loans held for sale	637	986	1,033	1,243	1,381	(35)	(54)
Loans and leases: (2)
Commercial:
Commercial and industrial	44,747	43,598	42,689	41,397	40,582	3	10
Commercial real estate:
Commercial	14,937	14,405	13,516	13,186	12,758	4	17
Construction	1,676	1,697	1,760	1,877	1,820	(1)	(8)
Commercial real estate	16,613	16,102	15,276	15,063	14,578	3	14
Lease financing	5,080	4,981	4,919	4,912	4,933	2	3
Total commercial	66,440	64,681	62,884	61,372	60,093	3	11
Consumer:
Residential mortgage	22,011	21,552	20,527	19,505	18,955	2	16
Automobile	13,284	13,514	13,557	13,463	13,355	(2)	(1)
Home equity	10,417	10,431	10,373	10,414	10,748	—	(3)
RV and marine	5,408	5,454	5,317	5,103	5,040	(1)	7
Other consumer	1,347	1,332	1,291	1,285	1,297	1	4
Total consumer	52,467	52,283	51,065	49,770	49,395	—	6
Total loans and leases	118,907	116,964	113,949	111,142	109,488	2	9
Total earning assets	165,545	164,024	161,225	162,414	158,692	1	4
Cash and due from banks	1,650	1,697	1,669	1,648	1,695	(3)	(3)
Goodwill and other intangible assets	5,771	5,781	5,613	5,584	5,570	—	4
All other assets	10,458	10,154	10,107	10,013	9,827	3	6
Allowance for loan and lease losses	(2,132)	(2,099)	(2,053)	(2,047)	(2,112)	(2)	(1)
Total assets	$181,292	$179,557	$176,561	$177,612	$173,672	1%	4%
Liabilities and shareholders’ equity
Interest-bearing deposits:
Demand deposits - interest-bearing	$42,705	$42,038	$41,712	$40,634	$38,441	2%	11%
Money market deposits	34,390	34,058	33,791	32,672	32,400	1	6
Savings and other domestic deposits	20,831	21,439	21,683	21,316	20,896	(3)	—
Core certificates of deposit (3)	2,926	2,040	2,228	2,560	2,909	43	1
Other domestic deposits of $250,000 or more	198	193	225	316	452	3	(56)
Negotiable CDS, brokered and other deposits	4,777	4,124	2,981	3,453	3,843	16	24
Total interest-bearing deposits	105,827	103,892	102,620	100,951	98,941	2	7
Short-term borrowings	545	2,609	2,103	4,728	342	(79)	59
Long-term debt	12,650	8,251	7,024	6,914	7,674	53	65
Total interest-bearing liabilities	119,022	114,752	111,747	112,593	106,957	4	11
Demand deposits - noninterest-bearing	39,845	42,116	42,388	41,966	43,362	(5)	(8)
All other liabilities	4,929	4,340	4,168	3,964	3,957	14	25
Total Huntington Bancshares Inc shareholders’ equity	17,458	18,317	18,228	19,064	19,375	(5)	(10)
Non-controlling interest	38	32	30	25	21	19	81
Total equity	17,496	18,349	18,258	19,089	19,396	(5)	(10)
Total liabilities and shareholders’ equity	$181,292	$179,557	$176,561	$177,612	$173,672	1%	4%
(1)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(2)Includes nonaccrual loans and leases.
(3)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Interest Income / Expense (1)(2)
(Unaudited)

	Quarterly Interest Income / Expense
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2022	2022	2022	2022	2021
Assets
Interest-bearing deposits at Federal Reserve Bank	$46	$19	$7	$3	$3
Interest-bearing deposits in banks	5	2	1	—	—
Securities:
Trading account securities	—	—	1	—	—
Available-for-sale securities:
Taxable	198	165	123	90	77
Tax-exempt	28	25	19	22	19
Total available-for-sale securities	226	190	142	112	96
Held-to-maturity securities - taxable	100	95	90	66	50
Other securities	9	7	6	5	4
Total securities	335	292	239	183	150
Loans held for sale	8	13	10	10	10
Loans and leases:
Commercial:
Commercial and industrial	578	490	415	392	393
Commercial real estate:
Commercial	220	169	115	97	102
Construction	28	21	16	17	17
Commercial real estate	248	190	131	114	119
Lease financing	66	63	61	61	61
Total commercial	892	743	607	567	573
Consumer:
Residential mortgage	183	174	158	146	141
Automobile	125	120	115	112	119
Home equity	172	143	115	102	109
RV and marine	61	59	55	52	54
Other consumer	36	32	30	28	29
Total consumer	577	528	473	440	452
Total loans and leases	1,469	1,271	1,080	1,007	1,025
Total earning assets	$1,863	$1,597	$1,337	$1,203	$1,188

Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	$102	$42	$11	$3	$3
Money market deposits	75	25	8	4	6
Savings and other domestic deposits	2	1	1	1	1
Core certificates of deposit (3)	10	1	—	1	—
Other domestic deposits of $250,000 or more	1	—	—	—	—
Negotiable CDS, brokered and other deposits	45	23	5	2	1
Total interest-bearing deposits	235	92	25	11	11
Short-term borrowings	10	22	7	7	1
Long-term debt	147	71	38	31	38
Total interest-bearing liabilities	392	185	70	49	50
Net interest income	$1,471	$1,412	$1,267	$1,154	$1,138
(1)Fully-taxable equivalent (FTE) income and expense calculated assuming a 21% tax rate. See page 10 for the FTE adjustment.
(2)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(3)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Quarterly Net Interest Margin - Yield
(Unaudited)

	Quarterly Average Rates
	December 31,	September 30,	June 30,	March 31,	December 31,
Fully-taxable equivalent basis (1)	2022	2022	2022	2022	2021
Assets
Interest-bearing deposits at Federal Reserve Bank	3.99%	2.39%	0.80%	0.17%	0.15%
Interest-bearing deposits in banks	5.72	3.31	1.32	0.15	0.06
Securities:
Trading account securities	5.45	4.12	3.99	3.39	3.67
Available-for-sale securities:
Taxable	3.87	3.06	2.25	1.49	1.29
Tax-exempt	4.21	3.39	2.71	3.00	2.40
Total available-for-sale securities	3.91	3.09	2.30	1.65	1.42
Held-to-maturity securities - taxable	2.34	2.21	2.10	1.81	1.59
Other securities	4.15	3.21	3.62	1.88	2.18
Total securities	3.26	2.74	2.24	1.72	1.49
Loans held for sale	5.42	4.98	4.08	3.15	3.14
Loans and leases: (3)
Commercial:
Commercial and industrial	5.05	4.40	3.84	3.79	3.79
Commercial real estate:
Commercial	5.78	4.57	3.38	2.94	3.14
Construction	6.54	4.95	3.70	3.52	3.71
Commercial real estate	5.85	4.61	3.41	3.01	3.21
Lease financing	5.02	4.95	4.98	4.93	4.81
Total commercial	5.25	4.50	3.83	3.69	3.73
Consumer:
Residential mortgage	3.33	3.23	3.09	2.99	2.97
Automobile	3.74	3.53	3.40	3.38	3.53
Home equity	6.57	5.43	4.44	3.99	4.01
RV and marine	4.45	4.29	4.12	4.15	4.31
Other consumer	10.38	9.55	9.08	8.96	9.06
Total consumer	4.37	4.02	3.70	3.57	3.64
Total loans and leases	4.86	4.28	3.77	3.64	3.69
Total earning assets	4.46	3.86	3.33	3.00	2.97
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	0.94	0.40	0.10	0.03	0.03
Money market deposits	0.86	0.29	0.09	0.05	0.08
Savings and other domestic deposits	0.03	0.02	0.02	0.02	0.02
Core certificates of deposit (4)	1.42	0.10	0.07	0.14	—
Other domestic deposits of $250,000 or more	1.31	0.35	0.23	0.08	0.18
Negotiable CDS, brokered and other deposits	3.74	2.25	0.72	0.17	0.14
Total interest-bearing deposits	0.88	0.35	0.10	0.04	0.05
Short-term borrowings	7.71	3.31	1.40	0.57	0.09
Long-term debt	4.66	3.40	2.16	1.83	1.93
Total interest-bearing liabilities	1.31	0.64	0.25	0.18	0.18
Net interest rate spread	3.15	3.22	3.08	2.82	2.79
Impact of noninterest-bearing funds on margin	0.37	0.20	0.07	0.06	0.06
Net interest margin	3.52%	3.42%	3.15%	2.88%	2.85%

Commercial Loan Derivative Impact
(Unaudited)	Average Rates
	2022	2022	2022	2022	2021
Fully-taxable equivalent basis (1)	Fourth	Third	Second	First	Fourth
Commercial loans (2)(3)	5.68%	4.62%	3.69%	3.47%	3.53%
Impact of commercial loan derivatives	(0.43)	(0.12)	0.14	0.22	0.20
Total commercial - as reported	5.25%	4.50%	3.83%	3.69%	3.73%
Average 1 Month LIBOR	3.89%	2.46%	1.01%	0.23%	0.09%
Average SOFR	3.61%	2.14%	0.70%	0.09%	—%
(1)Fully-taxable equivalent (FTE) yields are calculated assuming a 21% tax rate. See page 10 for the FTE adjustment.
(2)Yield/rates exclude the effects of hedge and risk management activities associated with the respective asset and liability categories.
(3)Includes nonaccrual loans and leases.
(4)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Selected Quarterly Income Statement Data
(Unaudited)

	Three Months Ended
(dollar amounts in millions, except per share data)	December 31,	September 30,	June 30,	March 31,	December 31,
	2022	2022	2022	2022	2021
Interest income	$1,854	$1,589	$1,331	$1,195	$1,182
Interest expense	392	185	70	49	50
Net interest income	1,462	1,404	1,261	1,146	1,132
Provision for credit losses	91	106	67	25	(64)
Net interest income after provision for credit losses	1,371	1,298	1,194	1,121	1,196
Service charges on deposit accounts	89	93	105	97	101
Card and payment processing income	96	96	96	86	93
Capital markets fees	83	73	54	42	47
Trust and investment management services	61	60	63	65	63
Mortgage banking income	25	26	44	49	61
Leasing revenue	35	29	27	35	41
Insurance income	31	28	27	31	28
Gain on sale of loans	2	15	12	28	1
Bank owned life insurance income	15	13	11	17	22
Net gains (losses) on sales of securities	—	—	—	—	(1)
Other noninterest income	62	65	46	49	59
Total noninterest income	499	498	485	499	515
Personnel costs	630	614	577	580	632
Outside data processing and other services	147	145	153	165	269
Equipment	67	60	61	81	68
Net occupancy	61	63	58	64	68
Marketing	22	24	24	21	35
Professional services	21	18	19	19	22
Deposit and other insurance expense	14	15	20	18	18
Amortization of intangibles	13	13	13	14	14
Lease financing equipment depreciation	9	11	11	14	17
Other noninterest expense	93	90	82	77	78
Total noninterest expense	1,077	1,053	1,018	1,053	1,221
Income before income taxes	793	743	661	567	490
Provision for income taxes	144	146	120	105	88
Income after income taxes	649	597	541	462	402
Income attributable to non-controlling interest	4	3	2	2	1
Net income attributable to Huntington Bancshares Inc	645	594	539	460	401
Dividends on preferred shares	28	29	28	28	28
Impact of preferred stock redemption	—	—	—	—	(4)
Net income applicable to common shares	$617	$565	$511	$432	$377

Average common shares - basic	1,443	1,443	1,441	1,438	1,444
Average common shares - diluted	1,468	1,465	1,463	1,464	1,471

Per common share
Net income - basic	$0.43	$0.39	$0.35	$0.30	$0.26
Net income - diluted	0.42	0.39	0.35	0.29	0.26
Cash dividends declared	0.155	0.155	0.155	0.155	0.155

Revenue - fully-taxable equivalent (FTE)
Net interest income	$1,462	$1,404	$1,261	$1,146	$1,132
FTE adjustment	9	8	6	8	6
Net interest income (1)	1,471	1,412	1,267	1,154	1,138
Noninterest income	499	498	485	499	515
Total revenue (1)	$1,970	$1,910	$1,752	$1,653	$1,653
(1)On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.

Huntington Bancshares Incorporated
Quarterly Mortgage Banking Noninterest Income
(Unaudited)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	Percent Changes vs.
(dollar amounts in millions)	2022	2022	2022	2022	2021	3Q22	4Q21
Net origination and secondary marketing income	$16	$25	$27	$37	$56	(36)%	(71)%
Net mortgage servicing income
Loan servicing income	22	22	22	22	22	—	—
Amortization of capitalized servicing	(11)	(14)	(16)	(15)	(20)	21	45
Operating income	11	8	6	7	2	38	450
MSR valuation adjustment (1)	2	17	44	51	(1)	(88)	300
(Losses) gains due to MSR hedging	(4)	(24)	(34)	(47)	2	83	(300)
Net MSR risk management	(2)	(7)	10	4	1	71	(300)
Total net mortgage servicing income	$9	$1	$16	$11	$3	800%	200%
All other	—	—	1	1	2	—	(100)
Mortgage banking income	$25	$26	$44	$49	$61	(4)%	(59)%

Mortgage origination volume	$1,719	$2,491	$3,366	$2,881	$3,880	(31)%	(56)%
Mortgage origination volume for sale	889	1,339	1,263	1,519	2,380	(34)	(63)

Third party mortgage loans serviced (2)	32,354	31,988	31,704	31,570	31,017	1	4
Mortgage servicing rights (2)	494	486	463	416	351	2	41
MSR % of investor servicing portfolio (2)	1.53%	1.52%	1.46%	1.32%	1.13%	1%	35%
(1)The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.
(2)At period end.

Huntington Bancshares Incorporated
Quarterly Credit Reserves Analysis
(Unaudited)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2022	2022	2022	2022	2021
Allowance for loan and lease losses, beginning of period	$2,110	$2,074	$2,018	$2,030	$2,107
Loan and lease charge-offs	(97)	(83)	(52)	(81)	(79)
Recoveries of loans and leases previously charged-off	47	39	44	62	45
Net loan and lease charge-offs	(50)	(44)	(8)	(19)	(34)
Provision (benefit) for loan and lease losses	61	80	64	7	(43)
Allowance for loan and lease losses, end of period	2,121	2,110	2,074	2,018	2,030
Allowance for unfunded lending commitments, beginning of period	120	94	91	77	98
Provision (reduction in allowance) for unfunded lending commitments	30	26	3	14	(21)
Allowance for unfunded lending commitments, end of period	150	120	94	91	77
Total allowance for credit losses, end of period	$2,271	$2,230	$2,168	$2,109	$2,107
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.77%	1.79%	1.78%	1.79%	1.82%
Nonaccrual loans and leases (NALs)	373	351	316	296	284
Nonperforming assets (NPAs)	357	336	304	285	271
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.90%	1.89%	1.87%	1.87%	1.89%
Nonaccrual loans and leases (NALs)	400	371	330	309	294
Nonperforming assets (NPAs)	382	355	318	298	281

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2022	2022	2022	2022	2021
Allocation of allowance for credit losses
Commercial
Commercial and industrial	$890	$860	$804	$937	$832
Commercial real estate	482	504	498	521	586
Lease financing	52	50	40	56	44
Total commercial	1,424	1,414	1,342	1,514	1,462
Consumer
Residential mortgage	187	178	177	139	145
Automobile	141	118	146	101	108
Home equity	105	126	131	60	88
RV and marine	143	127	147	96	105
Other consumer	121	147	131	108	122
Total consumer	697	696	732	504	568
Total allowance for loan and lease losses	2,121	2,110	2,074	2,018	2,030
Allowance for unfunded lending commitments	150	120	94	91	77
Total allowance for credit losses	$2,271	$2,230	$2,168	$2,109	$2,107

Huntington Bancshares Incorporated
Quarterly Net Charge-Off Analysis
(Unaudited)

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2022	2022	2022	2022	2021
Net charge-offs (recoveries) by loan and lease type:
Commercial:
Commercial and industrial	$9	$16	$(4)	$(23)	$6
Commercial real estate	7	(3)	(4)	8	(4)
Lease financing	5	2	(3)	5	3
Total commercial	21	15	(11)	(10)	5
Consumer:
Residential mortgage	—	(1)	(1)	—	(1)
Automobile	3	3	—	—	—
Home equity	—	(2)	(2)	(1)	(1)
RV and marine	2	2	1	3	2
Other consumer	24	27	21	27	29
Total consumer	29	29	19	29	29
Total net charge-offs	$50	$44	$8	$19	$34

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2022	2022	2022	2022	2021
Net charge-offs (recoveries) - annualized percentages:
Commercial:
Commercial and industrial	0.08%	0.15%	(0.04)%	(0.22)%	0.06%
Commercial real estate	0.17	(0.06)	(0.11)	0.22	(0.12)
Lease financing	0.40	0.17	(0.24)	0.40	0.24
Total commercial	0.13	0.10	(0.07)	(0.06)	0.03
Consumer:
Residential mortgage	(0.01)	(0.02)	(0.02)	—	(0.01)
Automobile	0.12	0.07	—	0.01	(0.03)
Home equity	(0.04)	(0.07)	(0.08)	(0.03)	(0.04)
RV and marine	0.15	0.17	0.10	0.20	0.13
Other consumer	7.08	8.09	6.60	8.46	9.21
Total consumer	0.22	0.22	0.15	0.23	0.23
Net charge-offs as a % of average loans and leases	0.17%	0.15%	0.03%	0.07%	0.12%

Huntington Bancshares Incorporated
Quarterly Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs) (1)
(Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2022	2022	2022	2022	2021
Nonaccrual loans and leases (NALs):
Commercial and industrial	$288	$288	$324	$323	$370
Commercial real estate	92	110	117	114	104
Lease financing	18	30	22	38	48
Residential mortgage	90	94	111	117	111
Automobile	4	4	4	4	3
Home equity	76	75	78	84	79
RV and marine	1	1	1	2	1
Total nonaccrual loans and leases	569	602	657	682	716
Other real estate, net:
Residential	11	11	11	10	8
Commercial	—	—	—	1	1
Total other real estate, net	11	11	11	11	9
Other NPAs (2)	14	14	14	15	25
Total nonperforming assets	$594	$627	$682	$708	$750

Nonaccrual loans and leases as a % of total loans and leases	0.48%	0.51%	0.57%	0.60%	0.64%
NPA ratio (3)	0.50	0.53	0.59	0.63	0.67
(NPA+90days)/(Loan+OREO) (4)	0.67	0.72	0.77	0.88	0.86

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2022	2022	2022	2022	2021
Nonperforming assets, beginning of period	$627	$682	$708	$750	$893
New nonperforming assets	251	119	181	204	146
Returns to accruing status	(84)	(42)	(81)	(57)	(99)
Charge-offs	(54)	(39)	(26)	(32)	(35)
Payments	(144)	(89)	(97)	(155)	(152)
Sales	(2)	(4)	(3)	(2)	(3)
Nonperforming assets, end of period	$594	$627	$682	$708	$750
(1)December 31, 2021 period generally excludes loans and leases that were under payment deferral or granted other assistance, including amendments or waivers of financial covenants in response to the COVID-19 pandemic.
(2)Other nonperforming assets include certain impaired securities and/or nonaccrual loans held-for-sale.
(3)Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.
(4)The sum of nonperforming assets and total accruing loans and leases past due 90 days or more divided by the sum of loans and leases and other real estate.

Huntington Bancshares Incorporated
Quarterly Accruing Past Due Loans and Leases
(Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2022	2022	2022	2022	2021
Accruing loans and leases past due 90+ days:
Commercial and industrial	$23	$29	$11	$10	$13
Lease financing	9	18	10	12	11
Residential mortgage (excluding loans guaranteed by the U.S. Government)	21	17	14	25	25
Automobile	9	6	6	6	6
Home equity	15	12	13	12	17
RV and marine	3	2	2	1	3
Other consumer	2	3	2	2	3
Total, excl. loans guaranteed by the U.S. Government	82	87	58	68	78
Add: loans guaranteed by U.S. Government	125	136	154	212	132
Total accruing loans and leases past due 90+ days, including loans guaranteed by the U.S. Government	$207	$223	$212	$280	$210

Ratios:
Excluding loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.07%	0.07%	0.05%	0.06%	0.07%
Guaranteed by U.S. Government, as a percent of total loans and leases	0.10	0.12	0.13	0.19	0.12
Including loans guaranteed by the U.S. Government, as a percent of total loans and leases	0.17	0.19	0.18	0.25	0.19

Huntington Bancshares Incorporated
Quarterly Capital Under Current Regulatory Standards (Basel III) and Other Capital Data
(Unaudited)

	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2022	2022	2022	2022	2021
Common equity tier 1 risk-based capital ratio: (1)
Total shareholders’ equity	$17,731	$17,136	$17,950	$18,452	$19,297
Regulatory capital adjustments:
CECL transitional amount (2)	328	328	328	328	437
Shareholders’ preferred equity and related surplus	(2,177)	(2,177)	(2,177)	(2,177)	(2,177)
Accumulated other comprehensive loss offset	3,098	3,276	2,098	1,314	230
Goodwill and other intangibles, net of taxes	(5,663)	(5,675)	(5,686)	(5,474)	(5,484)
Deferred tax assets that arise from tax loss and credit carryforwards	(27)	(29)	(36)	(46)	(54)
Common equity tier 1 capital	13,290	12,859	12,477	12,397	12,249
Additional tier 1 capital
Shareholders’ preferred equity and related surplus	2,177	2,177	2,177	2,177	2,177
Tier 1 capital	15,467	15,036	14,654	14,574	14,426
Long-term debt and other tier 2 qualifying instruments	1,424	1,441	1,462	1,464	1,539
Qualifying allowance for loan and lease losses	1,682	1,637	1,541	1,485	1,281
Tier 2 capital	3,106	3,078	3,003	2,949	2,820
Total risk-based capital	$18,573	$18,114	$17,657	$17,523	$17,246
Risk-weighted assets (RWA)(1)	$140,717	$138,759	$137,841	$134,484	$131,266
Common equity tier 1 risk-based capital ratio (1)	9.44%	9.27%	9.05%	9.22%	9.33%
Other regulatory capital data:
Tier 1 leverage ratio (1)	8.60	8.51	8.46	8.43	8.56
Tier 1 risk-based capital ratio (1)	10.99	10.84	10.63	10.84	10.99
Total risk-based capital ratio (1)	13.20	13.05	12.81	13.03	13.14
Non-regulatory capital data:
Tangible common equity / RWA ratio (1)	6.99	6.66	7.28	8.00	8.83
(1)December 31, 2022, figures are estimated.
(2)Upon adoption in 2020, Huntington elected to temporarily delay certain effects of CECL on regulatory capital, utilizing a two-year delay followed by a three-year transition period. January 1, 2022 began the three-year transition period, whereby 100% of the day-one impact of adopting CECL and 25% of the cumulative change in the reported allowance for credit losses since adopting CECL will be recognized over the three-year transition period. As of March 31, 2022, June 30, 2022, September 30, 2022, and December 31, 2022, 25% of the cumulative CECL deferral has been phased in.

Huntington Bancshares Incorporated
Quarterly Common Stock Summary, Non-Regulatory Capital, and Other Data
(Unaudited)
Quarterly common stock summary

	December 31,	September 30,	June 30,	March 31,	December 31,
	2022	2022	2022	2022	2021
Cash dividends declared per common share	$0.155	$0.155	$0.155	$0.155	$0.155
Common shares outstanding (in millions)
Average - basic	1,443	1,443	1,441	1,438	1,444
Average - diluted	1,468	1,465	1,463	1,464	1,471
Ending	1,443	1,443	1,442	1,439	1,438
Tangible book value per common share (1)	$6.82	$6.40	$6.96	$7.47	$8.06
Common share repurchases (in millions)
Number of shares repurchased	—	—	—	—	10

Non-regulatory capital

	December 31,	September 30,	June 30,	March 31,	December 31,
(dollar amounts in millions)	2022	2022	2022	2022	2021
Calculation of tangible equity / asset ratio:
Total shareholders’ equity	$17,731	$17,136	$17,950	$18,452	$19,297
Goodwill and other intangible assets	(5,766)	(5,775)	(5,788)	(5,577)	(5,591)
Deferred tax liability on other intangible assets (1)	41	43	46	48	51
Total tangible equity	12,006	11,404	12,208	12,923	13,757
Preferred equity	(2,167)	(2,167)	(2,167)	(2,167)	(2,167)
Total tangible common equity	$9,839	$9,237	$10,041	$10,756	$11,590
Total assets	$182,906	$179,402	$178,782	$176,856	$174,064
Goodwill and other intangible assets	(5,766)	(5,775)	(5,788)	(5,577)	(5,591)
Deferred tax liability on other intangible assets (1)	41	43	46	48	51
Total tangible assets	$177,181	$173,670	$173,040	$171,327	$168,524
Tangible equity / tangible asset ratio	6.78%	6.57%	7.06%	7.54%	8.16%
Tangible common equity / tangible asset ratio	5.55	5.32	5.80	6.28	6.88
Other data:
Number of employees (Average full-time equivalent)	20,007	19,997	19,866	19,722	20,309
Number of domestic full-service branches (2)	1,032	1,032	1,032	1,030	1,092
ATM Count	1,695	1,715	1,731	1,729	1,756
(1)Deferred tax liability related to other intangible assets is calculated at a 21% tax rate.
(2)Includes Regional Banking and The Huntington Private Client Group offices.

Huntington Bancshares Incorporated
Consolidated Annual Average Balance Sheets
(Unaudited)

	Annual Average Balances (1)
		Change from 2021			Change from 2020
(dollar amounts in millions)	2022	Amount	Percent	2021	Amount	Percent	2020
Assets
Interest-bearing deposits at Federal Reserve Bank	$4,626	$(3,503)	(43)%	$8,129	$4,255	110%	$3,874
Interest-bearing deposits in banks	226	(146)	(39)	372	196	111	176
Securities:
Trading account securities	32	(18)	(36)	50	(9)	(15)	59
Available-for-sale securities:
Taxable	21,994	2,227	11	19,767	8,375	74	11,392
Tax-exempt	2,842	(74)	(3)	2,916	181	7	2,735
Total available-for-sale securities	24,836	2,153	9	22,683	8,556	61	14,127
Held-to-maturity securities - taxable	16,509	6,509	65	10,000	752	8	9,248
Other securities	845	289	52	556	113	26	443
Total securities	42,222	8,933	27	33,289	9,412	39	23,877
Loans held for sale	973	(425)	(30)	1,398	277	25	1,121
Loans and leases:(2)
Commercial:
Commercial and industrial	43,118	6,220	17	36,898	5,274	17	31,624
Commercial real estate:
Commercial	14,017	4,105	41	9,912	4,014	68	5,898
Construction	1,751	251	17	1,500	344	30	1,156
Commercial real estate	15,768	4,356	38	11,412	4,358	62	7,054
Lease financing	4,974	1,235	33	3,739	1,446	63	2,293
Total commercial	63,860	11,811	23	52,049	11,078	27	40,971
Consumer:
Residential mortgage	20,907	4,954	31	15,953	4,259	36	11,694
Automobile	13,454	446	3	13,008	170	1	12,838
Home equity	10,409	391	4	10,018	1,088	12	8,930
RV and marine	5,322	650	14	4,672	796	21	3,876
Other consumer	1,314	196	18	1,118	32	3	1,086
Total consumer	51,406	6,637	15	44,769	6,345	17	38,424
Total loans and leases	115,266	18,448	19	96,818	17,423	22	79,395
Total earning assets	163,313	23,307	17	140,006	31,563	29	108,443
Cash and due from banks	1,666	310	23	1,356	232	21	1,124
Intangible assets	5,688	1,580	38	4,108	1,907	87	2,201
All other assets	10,184	1,380	16	8,804	1,759	25	7,045
Allowance for loan and lease losses	(2,083)	(90)	(5)	(1,993)	(412)	(26)	(1,581)
Total assets	$178,768	$26,487	17%	$152,281	$35,049	30%	$117,232
Liabilities and shareholders’ equity
Interest-bearing deposits:
Demand deposits - interest-bearing	$41,779	$9,071	28%	$32,708	$9,194	39%	$23,514
Money market deposits	33,733	3,694	12	30,039	4,344	17	25,695
Savings and other domestic deposits	21,316	3,959	23	17,357	6,637	62	10,720
Core certificates of deposit (3)	2,439	71	3	2,368	(242)	(9)	2,610
Other domestic deposits of $250,000 or more	233	(120)	(34)	353	137	63	216
Negotiable CDs, brokered and other deposits	3,838	313	9	3,525	(297)	(8)	3,822
Total interest-bearing deposits	103,338	16,988	20	86,350	19,773	30	66,577
Short-term borrowings	2,485	2,207	794	278	(869)	(76)	1,147
Long-term debt	8,724	1,245	17	7,479	(2,017)	(21)	9,496
Total interest-bearing liabilities	114,547	20,440	22	94,107	16,887	22	77,220
Demand deposits - noninterest-bearing	41,574	3,614	10	37,960	12,624	50	25,336
All other liabilities	4,353	1,148	36	3,205	832	35	2,373
Total Huntington Bancshares Inc shareholders’ equity	18,263	1,266	7	16,997	4,694	38	12,303
Non-controlling interest	31	19	158	12	12	100	—
Total Equity	$18,294	$1,285	8	$17,009	$4,706	38	$12,303
Total liabilities and shareholders’ equity	$178,768	$26,487	17%	$152,281	$35,049	30%	$117,232
(1)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(2)Includes nonaccrual loans.
(3)Includes consumer certificates of deposit of $250,000 or more.

Huntington Bancshares Incorporated
Consolidated Annual Net Interest Margin - Interest Income / Expense(1)(2)
(Unaudited)

	Annual Interest Income / Expense
(dollar amounts in millions)	2022	2021	2020
Assets
Interest-bearing deposits at Federal Reserve Bank	$75	$11	$6
Interest-bearing deposits in banks	8	1	1
Securities:
Trading account securities	1	1	2
Available-for-sale securities:
Taxable	576	261	237
Tax-exempt	94	71	77
Total available-for-sale securities	670	332	314
Held-to-maturity securities - taxable	351	174	216
Other securities	27	10	6
Total securities	1,049	517	538
Loans held for sale	41	41	34
Loans and leases:
Commercial:
Commercial and industrial	1,875	1,446	1,166
Commercial real estate:
Commercial	601	307	181
Construction	82	55	44
Commercial real estate	683	362	225
Lease Financing	251	186	124
Total commercial	2,809	1,994	1,515
Consumer:
Residential mortgage	661	479	406
Automobile	472	471	504
Home equity	532	391	358
RV and marine	227	199	181
Other consumer	126	112	125
Total consumer	2,018	1,652	1,574
Total loans and leases	4,827	3,646	3,089
Total earning assets	$6,000	$4,216	$3,668
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	$158	$12	$32
Money market deposits	112	21	100
Savings and other domestic deposits	5	5	10
Core certificates of deposit	12	1	38
Other domestic deposits of $250,000 or more	1	1	3
Negotiable CDS, brokered and other deposits	75	5	15
Total interest-bearing deposits	363	45	198
Short-term borrowings	46	1	13
Long-term debt	287	43	212
Total interest-bearing liabilities	696	89	423
Net interest income	$5,304	$4,127	$3,245
(1)Fully-taxable equivalent (FTE) income and expense calculated assuming a 21% tax rate. See page 21 for the FTE adjustment.
(2)Amounts include the effects of hedge and risk management activities associated with the respective asset and liability categories.

Huntington Bancshares Incorporated
Consolidated Annual Net Interest Margin - Yield
(Unaudited)

	Annual Average Rates(2)
Fully-taxable equivalent basis(1)	2022	2021	2020
Assets
Interest-bearing deposits at Federal Reserve Bank	1.63%	0.14%	0.15%
Interest-bearing deposits in banks	3.15	0.04	0.47
Securities:
Trading account securities	4.14	3.32	3.10
Available-for-sale securities:
Taxable	2.62	1.32	2.08
Tax-exempt	3.32	2.42	2.84
Total available-for-sale securities	2.70	1.46	2.23
Held-to-maturity securities - taxable	2.13	1.74	2.33
Other securities	3.16	1.75	1.41
Total securities	2.48	1.55	2.25
Loans held for sale	4.24	2.96	3.06
Loans and leases: (4)
Commercial:
Commercial and industrial	4.35	3.92	3.69
Commercial real estate:
Commercial	4.29	3.10	3.07
Construction	4.71	3.67	3.84
Commercial real estate	4.33	3.17	3.19
Lease financing	5.04	4.98	5.42
Total commercial	4.40	3.83	3.70
Consumer:
Residential mortgage	3.16	3.00	3.47
Automobile	3.51	3.62	3.93
Home equity	5.11	3.90	4.01
RV and marine	4.26	4.27	4.68
Other consumer	9.51	10.04	11.48
Total consumer	3.92	3.69	4.10
Total loans and leases	4.19	3.77	3.89
Total earning assets	3.67	3.01	3.38
Liabilities
Interest-bearing deposits:
Demand deposits - interest-bearing	0.38%	0.04%	0.14%
Money market deposits	0.33	0.07	0.39
Savings and other domestic deposits	0.02	0.03	0.09
Core certificates of deposit (4)	0.50	0.03	1.44
Other domestic deposits of $250,000 or more	0.47	0.21	1.18
Negotiable CDS, brokered and other deposits	1.96	0.16	0.38
Total interest-bearing deposits	0.35	0.05	0.30
Short-term borrowings	1.86	0.20	1.18
Long-term debt	3.29	0.57	2.24
Total interest bearing liabilities	0.61	0.09	0.55
Demand deposits - noninterest-bearing	—	—	—
Net interest rate spread	3.06	2.92	2.83
Impact of noninterest-bearing funds on margin	0.19	0.03	0.16
Net interest margin	3.25%	2.95%	2.99%

Commercial Loan Derivative Impact
(Unaudited)
	Annual Average Rates
Fully-taxable equivalent basis(1)	2022	2021	2020
Commercial loans (2)(3)	4.45%	3.50%	3.32%
Impact of commercial loan derivatives	(0.05)	0.33	0.38
Total commercial - as reported	4.40%	3.83%	3.70%

Average 1 Month LIBOR	1.91%	0.10%	0.52%
Average SOFR	1.63%	—%	—%
(1)Fully-taxable equivalent (FTE) yields are calculated assuming a 21% tax rate. See page 21 for the FTE adjustment.
(2)Yield/rates exclude the effects of hedge and risk management activities associated with the respective asset and liability categories.
(3)Includes the impact of nonaccrual loans.
(4)Includes consumer certificates of deposits of $250,000 or more.

Huntington Bancshares Incorporated
Selected Annual Income Statement Data
(Unaudited)

	Year Ended December 31,
(dollar amounts in millions, except per share data)		Change			Change
	2022	Amount	Percent	2021	Amount	Percent	2020
Interest income	$5,969	$1,778	42%	$4,191	$544	15%	$3,647
Interest expense	696	607	NM	89	(334)	(79)	423
Net interest income	5,273	1,171	29	4,102	878	27	3,224
Provision for credit losses	289	264	NM	25	(1,023)	(98)	1,048
Net interest income after provision for credit losses	4,984	907	22	4,077	1,901	87	2,176
Service charges on deposit accounts	384	12	3	372	71	24	301
Card and payment processing income	374	40	12	334	86	35	248
Capital markets fees	252	101	67	151	26	21	125
Trust and investment management services	249	17	7	232	43	23	189
Mortgage banking income	144	(165)	(53)	309	(57)	(16)	366
Leasing revenue	126	27	27	99	78	NM	21
Insurance income	117	12	11	105	8	8	97
Gain on sale of loans	57	48	NM	9	(33)	(79)	42
Bank owned life insurance income	56	(13)	(19)	69	5	8	64
Net gains (losses) on sales of securities	—	(9)	NM	9	10	NM	(1)
Other noninterest income	222	22	11	200	61	44	139
Total noninterest income	1,981	92	5	1,889	298	19	1,591
Personnel costs	2,401	66	3	2,335	643	38	1,692
Outside data processing and other services	610	(240)	(28)	850	466	121	384
Equipment	269	21	8	248	68	38	180
Net occupancy	246	(31)	(11)	277	119	75	158
Marketing	91	2	2	89	51	134	38
Professional services	77	(36)	(32)	113	58	105	55
Deposit and other insurance expense	67	16	31	51	19	59	32
Amortization of intangibles	53	5	10	48	7	17	41
Lease financing equipment depreciation	45	4	10	41	40	NM	1
Other noninterest expense	342	19	6	323	109	51	214
Total noninterest expense	4,201	(174)	(4)	4,375	1,580	57	2,795
Income before income taxes	2,764	1,173	74	1,591	619	64	972
Provision for income taxes	515	221	75	294	139	90	155
Income after income taxes	2,249	952	73	1,297	480	59	817
Income attributable to non-controlling interest	11	9	NM	2	2	NM	—
Net income attributable to Huntington Bancshares Inc	2,238	943	73	1,295	478	59	817
Dividends on preferred shares	113	(18)	(14)	131	31	31	100
Impact of preferred stock redemption	—	(11)	NM	11	11	NM	—
Net income applicable to common shares	$2,125	$972	84%	$1,153	$436	61%	$717
Average common shares - basic	1,441	179	14%	1,262	245	24%	1,017
Average common shares - diluted	1,465	178	14	1,287	254	25	1,033
Per common share
Net income - basic	$1.47	$0.56	62	$0.91	$0.20	28	$0.71
Net income - diluted	1.45	0.55	61	0.90	0.21	30	0.69
Cash dividends declared	0.62	0.015	2	0.605	0.005	1	0.60
Revenue - fully taxable equivalent (FTE)
Net interest income	$5,273	$1,171	29	$4,102	$878	27	$3,224
FTE adjustment (1)	31	6	24	25	4	19	21
Net interest income	5,304	1,177	29	4,127	882	27	3,245
Noninterest income	1,981	92	5	1,889	298	19	1,591
Total revenue (1)	$7,285	$1,269	21%	$6,016	$1,180	24%	$4,836
NM - Not Meaningful
(1)On a fully-taxable equivalent (FTE) basis assuming a 21% tax rate.

Huntington Bancshares Incorporated
Annual Mortgage Banking Noninterest Income
(Unaudited)

	Year Ended December 31,
(dollar amounts in millions)	2022	2021	2020
Net origination and secondary marketing income	$105	$300	$346
Net mortgage servicing income
Loan servicing income	88	77	61
Amortization of capitalized servicing	(56)	(81)	(53)
Operating income	32	(4)	8
MSR valuation adjustment (1)	114	27	(52)
Gains (losses) due to MSR hedging	(109)	(26)	53
Net MSR risk management	5	1	1
Total net mortgage servicing income (expense)	$37	$(3)	$9
All other	2	12	11
Mortgage banking income	$144	$309	$366

Mortgage origination volume	$10,457	$16,396	$13,489
Mortgage origination volume for sale	5,010	9,828	8,842

Third party mortgage loans serviced (2)	32,354	31,017	23,471
Mortgage servicing rights (2)	494	351	210
MSR % of investor servicing portfolio	1.53%	1.13%	0.89%
(1)The change in fair value for the period represents the MSR valuation adjustment, net of amortization of capitalized servicing.
(2)At period end.

Huntington Bancshares Incorporated
Annual Credit Reserves Analysis
(Unaudited)

	Year Ended December 31,
(dollar amounts in millions)	2022	2021	2020
Allowance for loan and lease losses, beginning of period	$2,030	$1,814	$783
Cumulative-effect of change in accounting principle for financial instruments - credit losses (ASU 2016-13)	—	—	391
Loan and lease charge-offs (1)	(313)	(382)	(540)
Recoveries of loans and leases previously charged off	192	167	91
Net loan and lease charge-offs	(121)	(215)	(449)
Provision for loan and lease losses	212	(1)	1,089
Allowance on loans and leases purchased with credit deterioration	—	432	—
Allowance for loan and lease losses, end of period	2,121	2,030	1,814
Allowance for unfunded lending commitments, beginning of period	77	52	104
Cumulative-effect of change in accounting principle for financial instruments - credit losses (ASU 2016-13)	—	—	2
Provision for (reduction in) unfunded lending commitments	73	26	(41)
Unfunded lending commitment losses	—	(1)	(13)
Allowance for unfunded lending commitments, end of period	150	77	52
Total allowance for credit losses, end of period	$2,271	$2,107	$1,866
Allowance for loan and lease losses (ALLL) as % of:
Total loans and leases	1.77%	1.82%	2.22%
Nonaccrual loans and leases (NALs)	373	284	341
Nonperforming assets (NPAs)	357	271	323
Total allowance for credit losses (ACL) as % of:
Total loans and leases	1.90%	1.89%	2.29%
Nonaccrual loans and leases (NALs)	400	294	351
Nonperforming assets (NPAs)	382	281	332
(1)Net charge-offs and associated metrics for the period ended December 31, 2021 exclude $80 million of charge-offs recognized immediately upon completion of the TCF acquisition and related to required purchase accounting treatment.

	Year Ended December 31,
(dollar amounts in millions)	2022	2021	2020
Allocation of allowance for credit losses
Commercial
Commercial and industrial	$890	$832	$879
Commercial real estate	482	586	297
Lease financing	52	44	60
Total commercial	1,424	1,462	1,236
Consumer
Residential mortgage	187	145	79
Automobile	141	108	166
Home equity	105	88	124
RV and marine	143	105	129
Other consumer	121	122	80
Total consumer	697	568	578
Total allowance for loan and lease losses	2,121	2,030	1,814
Allowance for unfunded lending commitments	150	77	52
Total allowance for credit losses	$2,271	$2,107	$1,866

Huntington Bancshares Incorporated
Annual Net Charge-Off Analysis
(Unaudited)

	Year Ended December 31,
(dollar amounts in millions)	2022	2021	2020
Net charge-offs by loan and lease type:
Commercial:
Commercial and industrial	$(2)	$99	$287
Commercial real estate	8	17	43
Lease financing	9	44	12
Total commercial	15	160	342
Consumer:
Residential mortgage	(2)	(1)	3
Automobile	6	(6)	33
Home equity	(5)	(5)	6
RV and marine	8	5	12
Other consumer	99	62	53
Total consumer	106	55	107
Total net charge-offs (1)	$121	$215	$449

Net charge-offs - annualized percentages:
Commercial:
Commercial and industrial	—%	0.27%	0.91%
Commercial real estate	0.05	0.14	0.61
Lease financing	0.18	1.18	0.54
Total commercial	0.03	0.31	0.84
Consumer:
Residential mortgage	(0.01)	—	0.03
Automobile	0.05	(0.05)	0.26
Home equity	(0.05)	(0.05)	0.07
RV and marine	0.15	0.10	0.31
Other consumer	7.55	5.56	4.84
Total consumer	0.21	0.12	0.28
Net charge-offs as a % of average loans (1)	0.11%	0.22%	0.57%
(1)Net charge-offs and associated metrics for the period ended December 31, 2021 exclude $80 million of charge-offs recognized immediately upon completion of the TCF acquisition and related to required purchase accounting treatment.

Huntington Bancshares Incorporated
Annual Nonaccrual Loans and Leases (NALs) and Nonperforming Assets (NPAs) (1)
(Unaudited)

	December 31,
(dollar amounts in millions)	2022	2021	2020
Nonaccrual loans and leases (NALs):
Commercial and industrial	$288	$370	$349
Commercial real estate	92	104	15
Lease financing	18	48	4
Residential mortgage	90	111	88
Automobile	4	3	4
Home equity	76	79	70
RV and marine	1	1	2
Total nonaccrual loans and leases	569	716	532
Other real estate, net:
Residential	11	8	4
Commercial	—	1	—
Total other real estate, net	11	9	4
Other NPAs (1)	14	25	27
Total nonperforming assets (2)	$594	$750	$563

Nonaccrual loans and leases as a % of total loans and leases	0.48%	0.64%	0.65%
NPA ratio (3)	0.50	0.67	0.69

	December 31,
(dollar amounts in millions)	2022	2021	2020
Nonperforming assets, beginning of period	$750	$563	$498
New nonperforming assets	755	586	991
Returns to accruing status	(264)	(303)	(198)
Loan and lease losses	(151)	(215)	(327)
Payments	(485)	(416)	(292)
Sales and held-for-sale transfers	(11)	(94)	(109)
Acquired NPAs	—	629	—
Nonperforming assets, end of period (2)	$594	$750	$563

(1)December 31, 2021 and 2020 generally exclude loans and leases that were under payment deferral or granted other assistance, including amendments or waivers of financial covenants in response to the COVID-19 pandemic.
(2)Other nonperforming assets include certain impaired securities and/or nonaccrual loans held-for-sale.
(3)Nonperforming assets divided by the sum of loans and leases, net other real estate owned, and other NPAs.

Huntington Bancshares Incorporated
Reconciliation of Non-GAAP Financial Measures
(Unaudited)

Huntington believes certain non-GAAP financial measures to be helpful in understanding Huntington’s results of operations. The following tables provide the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure.

	Three months ended		Change (%)	Year ended December 31,		Change (%)
($ in millions)	December 31, 2022	September 30, 2022		2022	2021
Pre-Provision Net Revenue (PPNR)
Total revenue	$1,961	$1,902		$7,254	$5,991
FTE adjustment	9	8		31	25
Total revenue (FTE) (a)	1,970	1,910		7,285	6,016
Less: net gain/(loss) on securities	—	—		—	9
Total revenue (FTE), excluding net gain/(loss) on securities (b)	1,970	1,910		7,285	6,007

Noninterest expense (c)	1,077	1,053		4,201	4,375
Less: Notable items	15	10		95	711
Noninterest expense, excluding notable items (d)	1,062	1,043		4,106	3,664

PPNR (a-c)	893	857	4%	3,084	1,641	88%
PPNR, adjusted (b-d)	908	867	5%	3,179	2,343	36%